EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                            18. U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of SearchHelp, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Bozsnyak, Chief Executive Officer, Chief Financial Officer, Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                               /s/ William  Bozsnyak
                               -------------------------------------------------
                                   William  Bozsnyak
                                   Chief Executive Officer,
                                    Chief Financial Officer, and
                                     Vice President and Treasurer
                                   May 9, 2003